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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  F O R M 8 - K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 April 14, 1997
                     --------------------------------------
                                (Date of Report)

                            National City Corporation
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             (Exact name of registrant as specified in its charter)

Delaware                                 1-10074               34-1111088
-----------------------------          ------------        -------------------
(State or other jurisdiction            (Commission         (IRS Employer
     of incorporation)                  File Number)       Identification No.)

   1900 East Ninth Street, Cleveland, Ohio                       44114
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(Address of principal executive offices)                       (Zip Code)

                                  216-575-2000
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              (Registrant's telephone number, including area code)



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Item 5.           Other Events
                  ------------

         At National City Corporation's annual meeting held on April 14, 1997 the stockholders elected the 18 nominees listed in the proxy statement, adopted the National City Corporation 1997 Stock Option Plan, adopted the National City Corporation 1997 Restricted Stock Plan, approved the increase of total number of shares of National City Corporation's authorized capital stock from 355,000,000 to 705,000,000, and approved the selection of Ernst & Young as independent auditors. A copy of the April 14, 1997 press release noting this action is filed as Exhibit 99.1 to this Current Form 8-K and is incorporated herein by reference.

         At the National City Corporation board meeting following the annual meeting the Board of Directors authorized the purchase, in the open market or otherwise, of up to 10 million additional shares of the Corporation's issued and outstanding common stock, subject to a total purchase limit of $600 million. A copy of the April 14, 1997 press release noting this action is filed as Exhibit
99.2 to this Current Form 8-K and is incorporated herein by reference

Item 7.           Financial Statements, Pro Forma Financial Information and
                  ---------------------------------------------------------
                  Exhibits
                  --------

                  a)       Financial Statements of business acquired:     None.
                           ------------------------------------------

                  b)       Pro forma financial information:     None.
                           --------------------------------

                  c)       Exhibits:
                           ---------

                           Exhibit 99.1 Press Release dated April 14, 1997
                  incorporated herein by reference.

                           Exhibit 99.2 Press Release dated April 14, 1997
                  incorporated herein by reference.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 1997                       By      \s\ David L. Zoeller
                                               --------------------------------
                                                    David L. Zoeller
                                                    Senior Vice President and
                                                    General Counsel



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